SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

	TRAVELERS SERIES  FUND INC.
	(Name of Registrant as Specified In Its Charter)

	MICHAEL KOCUR
	(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[XXX ]	No Fee Required
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



4)	Proposed maximum aggregate value of transaction:


Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:
4)	     Date Filed:


TRAVELERS SERIES FUND INC.
AIM Capital Appreciation Portfolio
388 Greenwich Street, New York, New York 10013
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On February 7, 1997

TO THE SHAREHOLDERS:

		A special meeting of shareholders (the "Meeting") of the AIM Capital
Appreciation Portfolio (the "Portfolio") of the Travelers Series Fund Inc.
(the "Fund") will be held on Friday, February 7, 1997 at 2:00 p.m. local time at 388 Greenwich Street, New York, New York, for the following purposes:
	(1) To approve a new Sub-Advisory Agreement with A I M Capital Management,
Inc.;

	(2) To eliminate the fundamental investment policy restricting investments in other investment companies and to amend a related fundamental investment policy; and

  (3) To transact such other business as may properly come before the Meeting
or any        adjournments thereof.

	Shareholders of record at the close of business on December 6, 1996 are entitled to vote at the special meeting and any adjournments. If you attend the special meeting, you may vote your shares in person. If you do not expect to attend the special meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.
	Your vote is important and your participation in the governance of
the Portfolio 	does make a difference.

The proposals have been unanimously approved by the Directors of the Fund, who recommend you vote "FOR" the proposals. Your immediate response will help save on the costs of additional solicitations. We look forward to your participation.

		PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

December 26, 1996

						Heath B. McLendon
						Chairman of the Board of Directors




		THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT) TO A SHAREHOLDER OF THE PORTFOLIO UPON REQUEST. ANY SUCH REQUEST
SHOULD BE MADE BY CALLING (800) 224-7523 OR BY WRITING TO THE FUND AT 388 GREENWICH STREET, NEW YORK, NEW YORK 10013.
		SHAREHOLDERS OF THE PORTFOLIO ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR
VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD,
AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR
CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

	IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE:

-  FOR  APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

- FOR ELIMINATING THE FUNDAMENTAL INVESTMENT POLICY RESTRICTING INVESTMENTS IN OTHER INVESTMENT COMPANIES AND AMENDING A RELATED FUNDAMENTAL INVESTMENT POLICY.
YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY
NO MATTER HOW MANY SHARES YOU OWN.


TRAVELERS SERIES FUND INC.
AIM Capital Appreciation Portfolio
388 Greenwich Street, New York, New York 10013
PROXY STATEMENT
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On February 7, 1997

		The accompanying proxy is solicited by the Board of Directors of Travelers Series Fund Inc. (the "Fund") on behalf of the AIM Capital Appreciation Portfolio (the "Portfolio"), in connection with the special meeting of shareholders of the Fund to be held at the offices of Travelers Investment Adviser, Inc. ("TIA" or the "Manager"), 388 Greenwich Street, New York, New York at 2:00 p.m. local time on February 7, 1997 (the "Meeting"). A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

		The proposals to be presented at the Meeting are as follows:

	(1) To approve a new Sub-Advisory Agreement with A I M Capital Management, Inc.; and

    (2) To eliminate the fundamental policy restricting investments in other
investment companies                                   and to amend a related
fundamental investment policy.

	The Board has fixed the close of business on December 6, 1996, as the record date (the "Record Date") for the determination of holders of shares of the Portfolio entitled to vote at the Meeting (the "Shares"). Shareholders of the Portfolio on the Record Date will be entitled to one vote per share with respect to each proposal submitted to the Shareholders of the Portfolio, with no Share having cumulative voting rights.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT) TO A SHAREHOLDER OF THE PORTFOLIO UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 224-7523 OR BY WRITING TO THE FUND, 388 GREENWICH STREET, NEW YORK, NEW YORK 10013.
	There are no persons who, to the knowledge of the Fund, owned beneficially more than 5% of the Portfolio's outstanding Shares as of December 6, 1996. As of the Record Date, the officers and Directors of the Fund beneficially owned less than 1% of the outstanding shares of the Portfolio.


Voting

	Shareholders of record at the close of business on December 6, 1996 (the "Record Date") will be entitled to one vote per share on all business of the Special Meeting. The Portfolio had 11,306,935.54 shares of its Common Stock outstanding on the Record Date. It is expected that this proxy statement and the accompanying proxy will be first sent to shareholders on or about December 26, 1996.

	The favorable vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is required to approve the Portfolio's new Sub-Advisory Agreement (Proposal 1), and to approve the elimination of the Portfolio's fundamental investment policy restricting investments in other investment companies and to amend a related fundamental investment policy (Proposal 2). The 1940 Act defines a "majority of the outstanding voting securities" of a Portfolio to mean the lesser of (a) the vote of holders of 67% or more of the shares of Common Stock of the Portfolio present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Portfolio are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding Common Stock of the Portfolio.

FOR APPROVAL OF THE NEW SUBADVISORY AGREEMENT AND FOR THE ELIMINATION OF THE FUNDAMENTAL POLICY RESTRICTING INVESTMENTS IN OTHER INVESTMENT COMPANIES AND AMENDING A RELATED FUNDAMENTAL INVESTMENT POLICY.

	All Shares of the Portfolio affected by a proposal will vote together as a single class on such proposal. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Only owners of variable annuity contracts issued by The Travelers Insurance Company and its subsidiary, Travelers Life and Annuity Company (collectively "Travelers Insurance"), that were invested in the Portfolio as of the close of business on the Record Date are considered "shareholders of record" and are entitled to notice of and to vote at the Meeting. Each share of stock is entitled to one vote for each proposal.

	Travelers Insurance is the sole legal shareholder of the Portfolio, since the Portfolio technically offers its shares only for purchases by Travelers Insurance's separate accounts on behalf of its variable contracts. Nevertheless, with respect to the meeting, Travelers Insurance will solicit and accept timely voting instructions from its contract owners who own units in a Travelers Insurance separate account that correspond to shares in the Portfolio and vote them in accordance with such instructions. Travelers Insurance will vote all Portfolio shares related to the variable contracts for which it has not received timely voting instructions in the same proportion as the shares for which it has received timely instructions.

	Proxies received prior to the Meeting on which no vote is indicated will be voted "for" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. The Shares represented by a proxy that represents a broker non-vote or an abstention will have the same effect as Shares voted "against" the proposal. A majority of the outstanding Shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

	Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

	The Fund knows of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


PROPOSAL 1
APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Introduction

	Shareholders are being asked to approve a new Sub-Advisory Agreement (the "New Agreement") that has no material changes in its terms and conditions, no changes in fees, and no material changes in the way the Portfolio is managed, advised or operated.

	A I M Capital Management, Inc. ("AIM") has served as sub-advisor to the Portfolio from October 10, 1995 pursuant to a sub-advisory agreement (the "Current Agreement") executed on October 10,1995. On June 4, 1996, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Portfolio, TIA or AIM (the "Independent Directors"), voted to continue the Current Agreement for an additional year until June 1997. The current agreement was last approved by Shareholders of the Portfolio at a meeting held on October 10, 1995.

	It is necessary to obtain shareholder approval of the New Agreement because of the technical requirements of the 1940 Act that apply to the merger (the "Merger") described below under "Merger of AIM Management and INVESCO." Because the Merger will result in a transfer of more than 25% of the outstanding voting shares of A I M Management Group Inc. ("AIM Management"), the indirect parent of AIM, an "assignment" of the Current Agreement will occur under the 1940 Act. The Current Agreement provides that it will terminate automatically upon its assignment, as required by the 1940 Act. As discussed below, the Merger will not cause any change in the operation of AIM's business. The Merger has no affect on the current management agreement between the Fund and TIA with respect to the Portfolio.

	At a meeting held on December 3, 1996, the Board of Directors of the Fund, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Agreement. A copy of a form of the New Agreement is attached hereto as Annex A. In approving the New Agreement, the Board of Directors took into account the terms of the Merger and the fact that the provisions of the Current Agreement and the New Agreement are substantially identical. A description of such agreements is provided below under "Terms of the Sub-Advisory Agreements." Such description is only a summary and is qualified by reference to the attached Annex A.
		If the conditions to the Merger are not met or waived or if the Merger Agreement between AIM Management and INVESCO is terminated, the Merger will not be consummated, and the Current Agreement will remain in effect. If the New Agreement is approved, and the Merger is thereafter consummated, the New Agreement will be executed and become effective on the Closing Date, as defined below. In the event that the New Agreement is not approved and the Merger is consummated, the Board will determine what action to take, in any event subject to the approval of shareholders of the Portfolio.

Merger of AIM Management and INVESCO

		On November 4, 1996, AIM Management (the parent of AIM) entered into a merger agreement (the "Merger Agreement") with INVESCO plc ("INVESCO"). The
Merger Agreement provides for the merger of AIM Management into INVESCO Group
Services, Inc. ("IGS"), a wholly-owned U.S. subsidiary of INVESCO, or into another wholly-owned U.S. subsidiary of INVESCO (in either case, "INVESCO
Sub").
		INVESCO is an English holding company whose shares are publicly traded on the London Stock Exchange. American Depository Receipts evidencing such shares are traded on the New York Stock Exchange. INVESCO and its subsidiaries are an independent investment management group with a major presence in the institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific. INVESCO's North
American subsidiaries manage individualized investment portfolios of equity, fixed income and real estate securities for institutional clients through five business units. Each unit utilizes a particular investment style in managing assets, and most of these units also serve as advisor or sub-advisor to one or more of INVESCO's U.S. mutual funds. INVESCO's European region serves both institutional and individual investors through six major business units with facilities in the United Kingdom, the Channel Islands, Luxembourg and France.
INVESCO has also established relationships with substantial financial organizations in Italy, the Netherlands, Spain and Portugal. INVESCO's Pacific
region manages assets of clients based in Asia and Australia on a local, regional or global basis. It also manages investments in the region for
INVESCO clients based outside the region. At September 30, 1996, INVESCO's assets under management were in excess of $90 billion.
		Following the Merger, INVESCO will be renamed AMVESCO, plc
("AMVESCO"). AMVESCO will consist of two major complementary businesses, one comprising principally its United States institutional and international businesses, and the other comprising principally its United States retail mutual fund and defined contribution plan businesses.  Each of these businesses will be directed by a separate management committee.  Charles
Brady, the Chairman of INVESCO, will head the management committee for
AMVESCO's U.S. institutional and international businesses.  Robert H. Graham,
President and Chief Operating Officer of AIM Management, will become President and Chief Executive Officer of AIM Management's successor and will head the management committee directing AMVESCO's United States retail businesses.
Charles T. Bauer, currently Chairman and Chief Executive Officer of AIM
Management, will become Vice Chairman of AMVESCO and Chairman of AIM
Management's successor. AIM Management and INVESCO believe that their businesses are highly complementary and that the expected benefits resulting from the Merger include broader product range, expanded distribution capability, increased globalization, greater capacity in defined contribution plans, and increased financial strength and independence.

		AIM has advised the Portfolio that the Merger is not expected to have a material effect on the operations of the Portfolio or on its shareholders as a result of the Merger. No material change in investment philosophy, policies or strategies are currently envisioned. Following the Merger, AIM will continue to be an indirect wholly owned subsidiary of the successor to AIM Management. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of AIM relating to the Portfolio, the personnel managing the Portfolio or other services provided to and business activities of the Portfolio. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of AIM. Based on the foregoing, AIM does not anticipate that the Merger will cause a reduction in the quality of services provided to the Portfolio, or have any adverse effect on AIM's ability to fulfill its respective obligations under the New Agreement, or to operate its businesses in a manner consistent with its current practices.

	Under the Merger Agreement, each of INVESCO and INVESCO Sub has covenanted and agreed that it will comply, and use all reasonable efforts to cause compliance on behalf of its affiliates, with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser or subadviser and its affiliates may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser or subadviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

	The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such adviser or subadviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser or subadviser. The Board meets this 75% requirement.

Board of Directors Evaluation

	The Board of Directors of the Fund, including a majority of the Independent Directors, has determined that by approving the New Agreement on behalf of the Portfolio, the Portfolio can best assure itself that the services currently provided by AIM will continue after the Merger without interruption or change. The Board of Directors has determined that, as with the Current Agreement, the New Agreement will enable the Portfolio to continue to obtain services of high quality at a cost deemed appropriate, reasonable and in the best interest of the Portfolio and its shareholders.
	     The Board, including the independent Directors, approved the proposed New Agreement among the Fund on behalf of the Portfolio, the Manager and AIM on December 3, 1996, the form of which is attached hereto as Annex A. The form of the proposed New Agreement is substantially identical to the Current Agreement among the Fund on behalf of the Portfolio, the Manager and AIM, except for the dates of execution, effectiveness and termination.

	   The investment subadvisory fee as a percentage of net assets payable by the Portfolio will be the same under the New Agreement as under the Current Agreement. If the investment subadvisory fee under the New Agreement had been in effect for the Portfolio's most recently completed fiscal year, advisory fees paid to AIM by the Portfolio would have been identical to those paid under the Current Agreement.

	  The Board met on December 3, 1996, at which meeting the Directors, including the Disinterested Directors, concluded that if the Acquisition occurs, entry by the Fund into a New Agreement would be in the best interest of the Portfolio and the shareholders of the Portfolio. The Board, including the Disinterested Directors, unanimously approved the New Agreement for the Portfolio and recommended such agreement for approval by the shareholders of the Portfolio at the Meeting. The New Agreement would take effect as to the Portfolio upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. The New Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

	  In evaluating the New Agreement, the Board took into account that the Portfolio's Current Agreement and its New Agreement, including the terms relating to the services to be provided thereunder by AIM and the fees and expenses payable by the Portfolio, are substantially identical except for the dates of execution, effectiveness and termination.

                The Board also considered the terms of the Merger Agreement and the possible effects of the Acquisition upon AIM Management and AIM's organization and upon the ability of AIM to provide advisory services to the Portfolio. The Board considered the skills and capabilities of AIM and representations that no material change was planned in the current management or facilities of AIM. In this regard, the Board was informed of the resources of INVESCO to be made available to AIM Management and AIM, after giving effect to the Merger, to secure for the Portfolio quality investment research, investment advice and other client services. The Board considered the financial resources of INVESCO and also considered the reputation, expertise and resources of INVESCO and its affiliates in domestic and international financial markets. The Board considered the continued employment of members of senior management of AIM and AIM Management pursuant to employment and retention agreements and the incentives provided to such members and other key employees of AIM to be important to help to assure continuity of the personnel primarily responsible for maintaining the quality of investment subadvisory and other services for the Portfolio.

            In evaluating the New Agreement, the Board of Directors considered that there are no differences between the terms and conditions of the Portfolio's Current Agreement and the New Agreement, including the terms relating to the services to be provided by AIM and the fees and expenses payable by the Portfolio, except for the dates of execution, effectiveness and termination. The Board of Directors also considered the terms of the Merger, including the possible effects of the Merger upon AIM and upon the ability of AIM to provide advisory services to the Portfolio.

               Based upon its review, the Board of Directors concluded that the New Agreement is in the best interest of the Portfolio and its shareholders. The Board of Directors also concluded that as a consequence of the Merger, the operations of AIM and its ability to provide services to the Portfolio would not be diminished. Accordingly, after considering the factors they deemed relevant, the Board of Directors, including a majority of the Independent Directors, unanimously approved the New Agreement to take effect upon receipt of shareholder approval and voted to recommend its approval to the shareholders of the Portfolio.
Additional Terms of the Merger Agreement
	AIM Management will merge into INVESCO Sub for consideration valued at November 4, 1996 at approximately $1.6 billion, plus the amount of AIM Management net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM Management options) of INVESCO valued at November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash.
	The directors of AIM Management's successor will be Charles T.
Bauer, Robert H. Graham, Gary T. Crum and Michael J. Cemo, all of whom are currently officers and directors of AIM. Although Charles T. Bauer will remain Chairman of AIM Management's successor, Robert H. Graham will become President and Chief Executive Officers of such successor. Mr. Graham currently serves as AIM Management's President and Chief Operating Officer.
	Upon consummation of the Merger, the AIM Management shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully diluted basis. INVESCO's shareholders approved the Merger at a meeting on November 27, 1996, and on December 4, 1996 approved changing INVESCO's name upon consummation of the Merger. The name of AIM will not change.

	The closing is presently expected to occur on February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM Management (based on assets under management, excluding the effects of market movements) in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees at October 31, 1996; (c) INVESCO and AIM Management having received certain consents from regulators, lenders and/or other third parties; (d) AIM Management not having received from the holder or holders of more than 2% of the outstanding AIM Management shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Administration Agreement, the Registration Rights Agreement, Indemnification Agreement and employment agreements with certain AIM Management employees having been executed and delivered; (f) AIM Management having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) a shareholder resolution to appoint to INVESCO's Board of Directors six AIM Management designees and a Board resolution to appoint the seventh AIM Management designee having been passed and not revoked.
	The Merger Agreement may be terminated at any time prior to the Closing Date (a) by written agreement of INVESCO and AIM Management, (b) by written notice by AIM Management or INVESCO to the other after June 1, 1997 or
(c) under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.
	In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

	Employment Agreements.  Following the Merger, the current officers
of AIM 	Management will be the officers of the successor to AIM Management
and the 	directors of the successor to AIM Management will be four of the
current directors of 	AIM Management. Senior management and key employees of
AIM Management have 	entered into employment agreements which will commence
when the Merger is 	consummated and will continue for initial terms
ranging from one year to four years. 	All of the employment agreements
contain covenants not to compete extending for at 	least one year after
termination of employment. Approximately thirty current 	employees of AIM
Management have entered into such employment agreements with 	INVESCO.

	Voting Agreement.  Certain AIM Management shareholders and their
spouses, the 	current directors of INVESCO and proposed directors of
INVESCO have agreed to 	vote as directors and as shareholders to ensure that:
(a) the INVESCO Board will 	have fifteen members, consisting of four
executive directors and three non-executive 	directors designated by
INVESCO's current senior management, four executive 	directors and three non-
executive directors designated by AIM Management's current 	senior management
and a Chairman; (b) the initial Chairman will be Charles W. 	Brady
(INVESCO's current Chairman) and the initial Vice Chairman will be Charles
	T. Bauer (AIM Management's current Chairman); (c) the parties will
vote at any 	INVESCO shareholder meeting on resolutions (other than those
in respect of the 	election of directors) supported by two-thirds of the
Board in the same proportion as 	votes are cast by unaffiliated
shareholders. The Voting Agreement will terminate on 	the earlier of the
fourth anniversary of the Closing Date and the date on which a 	resolution
proposed by an INVESCO-designated Board member is approved by the
	INVESCO Board despite being voted against by each AIM Management-
designated 	Board member present at such Board meeting.

	Standstill Agreement and Transfer Restriction Agreements.  Certain
AIM 	Management shareholders and their spouses and certain other
significant shareholders 	of INVESCO have agreed under certain
circumstances for a maximum of five years 	not to engage in a number of
specified activities that might result in a change of the 	ownership or
control positions of INVESCO existing as of the Closing Date. AIM
	Management shareholders and INVESCO's current chairman will be
restricted in 	their ability to transfer their shares of INVESCO for a
period of up to five years.

Terms of the Sub-Advisory Agreements

	Although the Current Agreement has not terminated and the New Agreement has not become effective, such Agreements (collectively, the "Agreements") are described below as if they were both in effect.

	Under the Agreements, AIM furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon the Portfolio's investment policies. AIM has sole responsibility for the investment decisions of the Portfolio, subject to the control of the Board of Directors and TIA.

	The Agreements provide that all of the ordinary business expenses incurred in the operations of the Portfolio shall be paid by the Portfolio. These expenses include (but are not limited to) advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to the Agreements), and administration fees, fees for necessary professional and brokerage services, costs relating to local administration of securities, fees for any pricing service, the costs of regulatory compliance, and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations.

	The Agreements provide that TIA shall pay a monthly fee to AIM computed at an annual rate of 0.375% of the Portfolio's average daily net assets. The aggregate sub-advisory fee paid by TIA to AIM in the Portfolio's most recently completed fiscal year was $503,898.40.

	Annex B contains a schedule of brokerage commissions paid by the Portfolio on portfolio transactions during the past fiscal year, including such commissions paid by the Fund to affiliated brokers, Smith Barney Inc. and Robinson Humphrey, Inc.

	The Agreements may be terminated without penalty by (i) the Portfolio, (ii) the action of the shareholders of the Portfolio, (iii) the Board of Directors of the Fund, or (iv) AIM on 60 days' written notice. Each Advisory Agreement will terminate automatically in the event of any assignment, as defined by the 1940 Act. The Agreements continue from year to year so long as their continuance is specifically approved at least annually either (i) by the Board of Directors of the Fund or (ii) by the vote of a majority of the Portfolio's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the directors of the Fund who are not interested persons of the Fund, of TIA or of AIM, cast in person at a meeting called for the purpose of voting on such approval.

	Annex C indicates the net assets and the advisory fee rate of each investment company advised or subadvised by AIM that has an investment objective similar to that of the Portfolio.

Information Concerning AIM

	AIM serves as the sub-advisor to the Portfolio. AIM was organized in 1986 and, together with its affiliates, advises 42 investment company portfolios. As of December 10, 1996, the total assets advised or managed by AIM and its affiliates were approximately $64 billion . AIM is a wholly owned subsidiary of A I M Advisors, Inc. ("AIM Advisors"), which is a wholly owned subsidiary of AIM Management. The address of AIM is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.
 Recommendation of Directors

	The Board of Directors of the Fund recommends that you vote FOR the approval of the New Sub-Advisory Agreement.

PROPOSAL 2

ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY RESTRICTING INVESTMENTS IN OTHER INVESTMENT COMPANIES AND AMENDMENT OF A RELATED FUNDAMENTAL INVESTMENT POLICY

	Section 12 of the 1940 Act generally prohibits the Portfolio from
(i) owning more than 3% of the total outstanding voting stock of any other investment company; (ii) investing more than 5% of its total assets in the securities of any one other investment company; and (iii) investing more than 10% of its total assets (in the aggregate) in the securities of other investment companies.

	The Board of Directors may authorize AIM and the Portfolio to seek exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Portfolio to purchase securities of other investment companies in excess of the limitations imposed by Section 12 of the 1940 Act (exemptive orders granted with respect to the Portfolio are referred to herein collectively as the "Exemptive Orders"). The investment companies in which the Portfolio may invest pursuant to the Exemptive Orders are referred to herein collectively as the "Exemptive Order Funds."

	The Portfolio and AIM may seek Exemptive Orders because they believe that the Portfolio can effectively invest in certain other types of securities through pooled investment vehicles such as the Exemptive Order Funds. By pooling their investments in such securities, the Portfolio may have the ability to invest in a wider range of issuers, industries and markets, thereby seeking to decrease volatility and risk while at the same time providing greater liquidity than the Portfolio would have available to it investing in such securities by itself. Pooling investments may also allow the Portfolio to increase the efficiency of portfolio management by permitting the Portfolio's portfolio manager to concentrate on those investments that comprise the bulk of the Portfolio's assets and not spend a disproportionate amount of time on specialized areas. The Portfolio may seek Exemptive Orders to permit, among other things, investments by the Portfolio for cash management purposes in money market funds advised by AIM Advisors, or investments in a separate small capitalization or initial public offering fund.

	If the proposed elimination of the Portfolio's restrictions on investments in other investment companies are approved, the Portfolio may invest in securities of an Exemptive Order Fund only to the extent consistent with the Portfolio's investment objectives and policies as set forth from time to time in its prospectus.

	In connection with obtaining Exemptive Orders, AIM may agree to waive fees applicable either to the Portfolio or the Exemptive Order Funds (to the extent that the assets of the Portfolio are invested in Exemptive Order Funds) in order to assure that the Portfolio will not be subject to subadvisory fees at both the Portfolio and Exemptive Order Fund levels. Other expenses incurred by the Exemptive Order Funds (such as audit and custodial fees) will be borne by AIM, and thus indirectly by the Portfolio. AIM believes that these indirect expenses will be offset by the benefits to the Portfolio of pooling its investments.

	The Portfolio currently has fundamental investment restrictions that prohibit it from purchasing securities issued by other investment companies. In order to take full advantage of the exemptive relief that may be granted by the Securities and Exchange Commission and to invest in shares of the Exemptive Order Funds in excess of the percentage limitations imposed by
Section 12, the Portfolio is seeking shareholder approval to eliminate this investment restriction.
	The Portfolio currently has the following additional fundamental investment restriction that may prohibit it from taking full advantage of the Exemptive Orders:

		the Portfolio is prohibited from making investments for
the purpose of 		exercising control over or management of any company.
The 1940 Act deems a 	person to have presumptive control over another person
if it beneficially owns more 	than 25% of the other person's voting
securities. From time to time, the Portfolio may 	want to own more than
25% of the voting securities in one or more Exemptive Order 	Funds.

	Additional information regarding the Portfolio's fundamental investment restrictions may be obtained without cost by telephoning TIA at 1-800-224-7523 and requesting a copy of the Portfolio's Statement of Additional Information.

	In order to take full advantage of the Exemptive Orders, the Portfolio seeks shareholder approval to amend such restriction by adding the following exception to the restriction:

	, except to the extent that the Portfolio may purchase securities of other investment companies.

	The elimination of the fundamental investment policy restricting investments in other investment companies and the amendment to the related fundamental investment policy would become effective immediately upon approval by shareholders. These changes are not related to the Merger described in Proposal 1. Shareholders are being asked to consider such amendments at this time because the Portfolio does not regularly hold shareholder meetings. AIM believes that submitting this proposal together with Proposal 1 may reduce the expenses incurred by the Portfolio in connection with soliciting approval of this proposal because the Portfolio will not be required to hold a separate meeting.

 Recommendation of Directors

	The Board of Directors of the Fund recommends that you vote FOR the proposal to eliminate the fundamental investment policy restricting investments in other investment companies and to amend the related fundamental investment policy.

GENERAL INFORMATION

Executive Officers of the Sub-Adviser

Information regarding the executive officers of the Sub-Adviser is set forth in Annex D.


Proxy Solicitation

	The Portfolio has engaged the services of Shareholder Communications Corporation ("SCC") to assist in the solicitation of proxies for the Special Meeting. The cost of soliciting proxies will be borne in part by AIM, and in part by the Portfolio. It is estimated that the cost of SCC's services will be approximately $8,000. The Portfolio expects to solicit proxies principally by mail, but the Portfolio or SCC may also solicit proxies by telephone or personal interview. The Portfolio may also pay persons holding stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners or principals.

SHAREHOLDER PROPOSALS

	As a general matter, the Portfolio does not hold regular meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Portfolio should send such proposal to the Portfolio at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholders' meeting, proposals must be received a reasonable time before a solicitation is made.

GENERAL

	Management of the Portfolio does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.

	A list of shareholders of the Portfolio entitled to be present and vote at the Meeting will be available at the offices of the Portfolio, 388 Greenwich Street, New York, New York 10013, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

	Failure of a quorum to be present at the Meeting for the Portfolio may necessitate adjournment and may subject the Portfolio to additional expense.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


								CHRISTINA T. SYDOR
								Secretary

December 26, 1996




ANNEX A
FORM OF SUB-ADVISORY AGREEMENT

TRAVELERS SERIES FUND INC.
(AIM Capital Appreciation Portfolio)

	THIS AGREEMENT is made this   day of  , 19 , by and between
Travelers Series Fund Inc. (the "Company"), a corporation organized under the laws of the State of Maryland, on behalf of the AIM Capital Appreciation Portfolio (the "Portfolio"), Travelers Investment Adviser, Inc. ("TIA" or the "Manager") and A I M Capital Management, Inc. (the "Sub-Adviser").

	WHEREAS, the Company, Smith Barney Mutual Funds Management Inc. ("SBMFM") and the Sub-Adviser entered into a Subadvisory Agreement on October 10, 1995, under which the Sub-Adviser served as the sub-investment adviser for the Portfolio;

	WHEREAS, the Sub-Adviser consented to the assignment of SBMFM's interests, rights, responsibilities and obligations in and under the Subadvisory Agreement to TIA pursuant to a Transfer and Assumption of Subadvisory Agreement dated as of September 3, 1996 and TIA currently serves as the investment manager for the Portfolio;

	WHEREAS, the Company represents that it is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company, consisting of multiple series of investment portfolios;

	WHEREAS, the Manager represents that it is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

	WHEREAS, the Sub-Adviser represents that it is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

	WHEREAS, the Company represents that its charter authorizes the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement the Company's Board of Directors has authorized the issuance of series of shares representing interests in investment portfolios;

	NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

  1. Investment Description; Appointment

	The Company desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the "Board"). Copies of the Registration Statement, Prospectus and the Statement have been or will be provided to the Sub-Adviser. The Company agrees promptly to provide copies of all amendments and supplements to the current Registration Statement, Prospectus and the Statement to the Sub-Adviser on or before the effective date thereof on an on-going basis. Until the Company delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement as previously furnished to the Sub-Adviser. The Company employs the Manager as the manager to the Portfolio pursuant to the Transfer and Assumption of Management Agreement dated September 3, 1996, and the Company and the Manager desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolio. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

  2. Services as Sub-Adviser

	Subject to the supervision, direction and approval of the Board and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the SubAdviser, sale and reinvestment of the Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions on behalf of the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio.

	In addition, (i) the Sub-Adviser shall furnish the Manager daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed by the manager and the Sub-Adviser, and the SubAdviser agrees to review the Portfolio and discuss the management thereof with the manager and the Board.

	(ii) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the SubAdviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

	(iii) The Sub-Adviser shall maintain and preserve such records related to the Portfolio's transactions as required under the 1940 Act. The Manager shall maintain and preserve all books and other records not related to the Portfolio's transactions as required under the 1940 Act. The SubAdviser shall timely furnish to the Manager all information relating to the Sub-Adviser's services hereunder reasonably requested by the Manager to keep and preserve the books and records of the Portfolio. The Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Company and the Sub-Adviser will surrender promptly to the Company copies of any of such records.

	(iv) The Sub-Adviser shall maintain compliance procedures for the Portfolio that it reasonably believes are adequate to ensure the Portfolio's compliance with (A) the 1940 Act and the rules and regulations promulgated thereunder and (B) the Portfolio's investment objective(s) and policies as stated in the Prospectus and Statement. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Advisers Act.
	(v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Company. The Sub-Adviser has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

  3. Brokerage

	The Sub-Adviser is responsible for decisions to buy and sell securities for the Portfolio, brokerdealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be executed at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the portfolio on a continuing basis. Accordingly, the price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction of the Sub-Adviser's overall responsibilities with respect to the Portfolio, and to the other clients of the SubAdviser as to which the Sub-Adviser exercises investment discretion. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research or statistical material, or other services to the Portfolio or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

  4. Information Provided to the Company and the Manager

	The Sub-Adviser shall keep the Company and the Manager informed of developments materially affecting the Portfolio's holdings, and shall, on its own initiative, furnish the Company and the Manager from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

  5. Compensation

	In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Sub-Adviser an annual fee calculated at the rate of 0.375% of the Portfolio's average daily net assets; the fee is calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Manager for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

  6. Expenses

	The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company's legal existence and shareholder relations. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Manager under the Management Agreement are borne by the Portfolio or the Company.

  7. Standard of Care

	The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser, its officers, directors and employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, any shareholder of the Portfolio or the Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Company or to the shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the SubAdviser's reckless disregard of its obligations and duties under this Agreement.

  8. Term of Agreement

	This Agreement shall become effective , 1997 (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act and the rules thereunder).

  9. Services to Other Companies or Accounts

	The Company understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Sub-Adviser's so acting, providing that whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind of nature.

  10. Notices

	Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other parties at such address as such other parties may designate for the receipt of such notice. Until further notice to the other parties, it is agreed that the address of each party is as follows:

	(a) To the Company:
	     Travelers Series Funds Inc.
                         388 Greenwich Street, 22nd Floor
                         New York, NY 10013

	(b) To the Manager:
                          Travelers Investment Adviser, Inc.
                          388 Greenwich Street, 22nd Floor
                          New York, NY 10013

	(c) To the Sub-Adviser:
                         A I M Capital Management, Inc.
                         President
                         11 Greenway Plaza, Suite 1919
	     Houston, TX 77046
	     cc General Counsel

  11. Representations

	The Company represents that a copy of the Articles of Incorporation is on file with the Secretary of the State of Maryland.

	Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

  12. Use of Name

The Company may use the names "AIM Capital Management, Inc.", "AIM Capital Management", "AIM Capital", "AIM Capital Appreciation Portfolio", or "AIM" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such times as this Agreement shall no longer be in effect, the Company shall cease to use such a names or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Company acknowledges that it has adopted the name "AIM Capital Appreciation Portfolio" through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment adviser.

  13. Severability

	If any provision of this Agreement is found to be unenforceable, then this Agreement shall be deemed to be amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent. The remainder of this Agreement shall not be affected by such modification.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

				TRAVELERS SERIES FUND INC.
Attest:  /s/
				By:

				 TRAVELERS INVESTMENT ADVISER, INC.
Attest:  /s/
				By:

				A I M CAPITAL MANAGEMENT INC.
Attest:  /s/
				By:




ANNEX B
BROKERAGE  FOR THE FISCAL YEAR ENDED 10/31/95




Aggregate
% of



Amount of
Aggregate



Commissio
ns
Commissio
ns



Paid to
Paid to


Total
Affiliate
d
Affiliate
d

Fund Name
Commissio
ns
Brokers(1
)(2)
Brokers

Travelers Series Fund Inc. AIM Capital
Appreciation Portfolio
$144,912
$525
 .36

__________
(1) Smith Barney Inc.
(2) Robinson Humphrey, Inc.


ANNEX C

FUNDS FOR WHICH AIM SERVES AS INVESTMENT ADVISER OR SUB-ADVISER
THAT HAS AN INVESTMENT OBJECTIVE SIMILAR TO THAT OF THE PORTFOLIO






Name of Fund




Annual Rate
(based on
Average daily
net assets)


Total Net
Assets for
the Most
Recently
Completed
Fiscal Year
Aggregate
Net Fees
Paid to AIM
for the
Most
Recently
Completed
Fiscal Year

Waivers
for the
Most
Recently
Completed
Fiscal
Year

AIM Aggressive
Growth
0.80% of the
first $150
million.
0.625% of the
excess over
$150 million




$2,750,563,94
3




$16,492,564




0







AIM Capital
Development
0.75% of the
first $350
million.
0.625% of the
excess over
$350 million




$273,687,609




$280,248*




$144,946







AIM Constellation
1.00% of the
first $30
million.
0.75% over $30
million up to
$150 million.
0.625% of the
excess over
$150 million







$11,548,540.9
62







$57,614,412







$1,869,383







AIM Variable
Insurance
Capital
Appreciation
0.65% of the
first $250
million
0.60% of the
excess over
$250 million



$212,152,423



$882,870



0


* For the period 6/17/96 through 10/31/96


ANNEX D
EXECUTIVE OFFICERS OF AIM
Executive Officers of  AIM
Set forth below is certain information regarding the executive officers of AIM.

Name
Age
Position
Business Experience During
Past Five Years

Charles T. Bauer
77
Director and Chairman
Director, Chairman and
Chief Executive Officer,
AIM Management Group
Inc.("AIM Management") ;
Chairman of the Board of
Directors, AIM Advisors,
Inc.,("AIM")  AIM Capital
Management, Inc.("AIM
Capital"), AIM
Distributors, Inc.("AIM
Distributors"), AIM Fund
Services, Inc.("AIM
Services"), AIM
Institutional Fund
Services, Inc.("AIM
Institutional"), and Fund
Management Company.("Fund
Management");
Director/Trustee of the AIM
Funds.






Gary T. Crum
49
Director and President
Director and Senior Vice
President, AIM Management
and AIM Advisors; Director,
AIM Distributors.






Robert H. Graham
50
Director and Senior
Vice President
Director, President and
Chief Operating Officer  of
AIM Management; Director
and President of AIM
Advisors; Director and
Senior Vice President of
AIM Capital Management, AIM
Distributors, AIM Services,
AIM Institutional and Fund
Management Director/Trustee
of the AIM Funds






Scott G. Lucas
37
Director and Senior
Vice President
Vice President of  AIM
Management and AIM.






Jonathan C.
Schoolar
35
Director and Senior
Vice President
Vice President, AIM






William H. Kleh
51
Director and Senior
Vice President
Director and Senior Vice
President, AIM; Director,
Fund Management, Senior
Vice President, AIM
Management, Vice President,
AIM Distributors.

John J. Arthur

52
Vice President and
Treasurer
Senior Vice President and
Treasurer, AIM;  Vice
President and Treasurer of
AIM Management, AIM
Distributors, AIM Services,
AIM Institutional and Fund
Management






Melville B. Cox
53
Vice President and
Chief Compliance
Officer
Vice President and Chief
Compliance Officer, AIM;
AIM Distributors, AIM
Services, AIM Institutional
and Fund Management.
Formerly, Vice President,
Charles Schwab & Co., Inc.;
Assistant Secretary,
Charles Schwab Family of
Funds and Schwab
Investments; Chief
Compliance Officer, Charles
Schwab Investment
Management, Inc.; and Vice
President, Integrated
Resources Life Insurance
Co. and Capital Life
Insurance Co.






Robert G. Alley
47
Senior Vice President
Vice President, AIM.
Formerly, Senior Fixed
Income Money Manager,
Waddell and Reed, Inc.






Stuart W. Coco
41
Senior Vice President
Vice President, AIM

Name
Age
Position
Business Experience During
Past Five Years






Karen Dunn
Kelley
36
Senior Vice President
Vice President, AIM






Ronald P. Stein
37
Senior Vice President
Vice President, AIM.
Formerly, Head of Equity
Trading, Bass Brothers



ANNEX E

FORM OF PROXY CARD

AIM CAPITAL APPRECIATION PORTFOLIO
			A SERIES OF TRAVELERS SERIES FUND INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997
The undersigned hereby appoints Heath B. McLendon, Christina T. Sydor and Nancy W. Le Donne, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Portfolio indicated above, a series of Travelers Series Fund Inc., on February 7, 1997 at 2 p.m. Eastern time, and at any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE TWO PROPOSALS. This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Portfolio shares attributable to his or her Contract.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
APPEARS ON THIS PROXY CARD. All joint
owners should sign. When signing as
executor, administrator, attorney,
trustee or guardian or as custodian
for a minor, please give full title as
such. If a corporation, please sign in
full corporate name and indicate the
signer's office. If a partner, sign in
the partnership name.
___________________________________
Signature

__________________________________
	Signature (if held jointly)

___________________________________
Date


THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND
VOTING "FOR" ALL PROPOSALS. TO VOTE, FILL IN BOX COMPLETELY
							For       Against        Abstain												FOR    AGAINST    ABSTAIN
1. Proposal to approve a new Investment Sub-Advisory
Agreement    for the Fund.						/ /             / /                 / /
2. Proposal to eliminate fundamental investment policy
restricting investments in other investment companies
and to amend certain related fundamental investment
policies.				/ /
/ /                 / /
3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.